ACQUISITIONS	12 Months Ended
Dec. 31, 2015
ACQUISITIONS [Abstract]
ACQUISITIONS
8	ACQUISITIONS

During the year ended December 31, 2015, the Group entered into definite agreements with Hubei Bai Cao Tang Drugstore to acquire nine stores in order to expand its retail store network. The acquisition was completed in December 2015. The Group accounted for these business combinations using the acquisition method of accounting. The total aggregate purchase price of RMB2,750 was allocated to the identifiable assets acquired and liabilities assumed based on their fair value as of the respective acquisition dates with the excess of RMB2,606 being recognized as goodwill. Acquisition related costs were expensed as incurred and included in general and administrative expenses in the consolidated statements of comprehensive income. As of December 31, 2015, the Group had paid RMB1,375 and the remaining consideration is expected to be settled during the year ending December 31, 2016.

The primary purpose of these acquisitions was to increase the Group's market share in existing geographic areas so as to gain regional operational synergy in drugstore operations.

A summary of the identifiable assets acquired and liabilities assumed in connection with these acquisitions are as follows:

Year ended December 31, 2015
RMB
Total aggregate purchase price	2,750

Property and equipment	144

Net assets acquired and liabilities assumed	144

Goodwill	2,606

Goodwill arising from this business combinations is not deductible for income tax purpose. No pro forma financial information as if the acquisitions had occurred on January 1, 2014 or 2015 has been provided since the effect would not be material to the Group's consolidated financial position or results of operations.